Exhibit 10.4


FORM OF DEFERRAL ELECTIONS FOR [GRANT YEAR]
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PERFORMANCE-BASED RESTRICTED SHARE UNIT AWARD
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IN-SERVICE DISTRIBUTION:
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I elect to defer receipt of my entire [Grant Year] grant of restricted share units after they vest until _______________________________________, which is a specific date between the first Compensation Committee meeting in January [one year following Grant Year] and ten (10) years after such meeting.

I understand that this election may only be modified if, at least twelve (12) months prior to the initial deferral date indicated above, I elect to further defer receipt of my entire grant to a specific date between the first Compensation Committee meeting in January [one year following Grant Year] and ten (10) years after such meeting that is at least five (5) years after my initial deferral date.


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Signature                                      Date




POST-TERMINATION DISTRIBUTION FOR REASONS OTHER THAN DEATH OR DISABILITY:
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I elect to defer receipt of my entire [Grant Year] grant of restricted share units after they vest until _________________________________ after termination of my employment for reasons other than death or disability, which is a time between six (6) months after my separation from service and three (3) years after my separation from service.

I understand that this election is irrevocable.


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Signature                                      Date




POST-TERMINATION DISTRIBUTION DUE TO DISABILITY:
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I elect to defer receipt of my entire [Grant Year] grant of restricted share units after they vest until _________________________________ after termination of my employment due to disability, which is a time between my separation from service and three (3) years after my separation from service.

I understand that this election is irrevocable.


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Signature                                      Date


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POST-TERMINATION DISTRIBUTION DUE TO DEATH:

I elect to defer receipt of my entire [Grant Year] grant of restricted share units after they vest until _________________________________ after termination of my employment due to death, which is a time between my separation from service and three (3) years after my separation from service.

I understand that this election is irrevocable.


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Signature                                      Date